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                             n/i numeric investors
                                family of funds

                  n/i numeric investors Emerging Growth Fund
                       n/i numeric investors Growth Fund
                      n/i numeric investors Mid Cap Fund
                                 (the "Funds")

                 (Investment Portfolios of The RBB Fund, Inc.)

                        Supplement dated March 18, 2005
                     to Prospectus dated December 31, 2004

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Closing of the n/i numeric investors Growth Fund (the "Fund").

   Effective April 5, 2005, the n/i numeric investors Growth Fund will be closed to new investments. The n/i numeric investors Growth Fund will only be offered to certain existing shareholders of the Fund and certain other persons, (who are generally subject to cumulative, maximum purchase amounts) as follows:

    a. persons who already hold shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

    b. existing and future clients of financial advisors and planners whose clients already hold shares of the closed Fund, and

    c. employees of Numeric Investors LLC ("Numeric") and their spouses and children.

   Numeric reserves the right while a Fund is closed to accept new investments from any of its employees or their spouses, parents or children, or to further restrict the sale of its shares. Other persons who are shareholders of other n/i numeric investors family of funds are not permitted to acquire shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elected otherwise.

              Please retain this Supplement for future reference.